UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 18, 2013

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

86 Hopmeadow Street, P.O. Box 248, Simsbury, CT	06070
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 18, 2013, SBT Bancorp, Inc. (the “Company”) announced the hiring of David H. MacKenzie as Chief Mortgage & Consumer Loan Officer of its wholly-owned subsidiary, The Simsbury Bank & Trust Company, Inc. (the “Bank”).  A copy of the press release announcing the hiring of Mr. MacKenzie is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release of SBT Bancorp, Inc. dated October 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By: /s/ Martin J. Geitz
		Name:	Martin J. Geitz
		Title:	President and Chief Executive Officer

Dated:	October 18, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SBT Bancorp, Inc. dated October 18, 2013.